UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2005
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100 Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 11, 2005, Noble Energy, Inc. (the “Company”) awarded 4,800 restricted shares of the Company’s common stock and options to purchase 11,200 shares of the Company’s common stock to William T. Van Kleef, who was appointed to the Company’s board of directors as described in Item 5.02 of this Current Report. The restricted shares and options were awarded to Mr. Van Kleef pursuant to the 2005 Stock Plan for Non-Employee Directors of Noble Energy, Inc., which is filed as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 18, 2005. The specific terms of the restricted stock award are governed by a Restricted Stock Agreement dated November 11, 2005 between Mr. Van Kleef and the Company, the form of which is filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 4, 2005. The specific terms of the stock option grant are governed by a Stock Option Agreement dated November 11, 2005 between Mr. Van Kleef and the Company, the form of which is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on August 4, 2005.
     Effective November 11, 2005, the Company entered into its customary form of indemnity agreement with Mr. Van Kleef. The form of the indemnity agreement entered into between the Company and Mr. Van Kleef is filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1995.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective November 11, 2005, the Company increased the size of its board of directors by one member and appointed William T. Van Kleef to fill the vacancy created by such increase. At this time, Mr. Van Kleef has not been appointed to a committee of the Company’s board of directors. The Company will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available. A copy of the press release announcing the appointment of Mr. Van Kleef, which is filed herewith as Exhibit 99.1, is incorporated into this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:
99.1	Press Release dated November 11, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: November 17, 2005	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release date November 11, 2005.